4Q 2018 EARNINGS PRESENTATION JANUARY 24, 2019 1

SAFE HARBOR This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management's beliefs and assumptions concerning future events. When used in this presentation document and in documents incorporated herein by reference, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or lease financing or to raise funds through debt or equity issuances; our significant fixed obligations and substantial indebtedness; volatility in fuel prices, maintenance costs and interest rates; our reliance on a high daily aircraft utilization; our ability to implement our growth strategy; our limited number of suppliers; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on a limited number of suppliers; our dependence on the New York and Boston metropolitan markets and the effect of increased congestion in these markets; our reliance on automated systems and technology; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber-attacks; changes in or additional domestic or foreign government regulation; changes in our industry due to other airlines' financial condition; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; the spread of infectious diseases; adverse weather conditions or natural disasters; and external geopolitical events and conditions. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Further information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to, the Company's 2017 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this presentation might not occur. We undertake no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation. The following presentation also includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. We refer you to the reconciliations made available in our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K (available on our website at jetblue.com and at sec.gov) and in our fourth quarter earnings call (furnished on January 24th, 2019), which reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP. 32

4Q 2018 EARNINGS UPDATE ROBIN HAYES CEO

EXECUTING OUR PLAN TO REACH $2.50-$3.00 EPS BY 2020

PRE-TAX MARGINS JBLU VS PEERS*


4Q 2018**
FY 2018**
10.2%
10.4%
9.2%
2.9%
8.5%
10.1%
(GAAP)
(Non-GAAP)
(GAAP)
(Non-GAAP)
jetBlue
Peers
jetBlue
Peers

*Average of peer set (AAL, ALK, DAL, LUV, SAVE, UAL), consensus, guidance and reported results

**2018 Non-GAAP figures exclude one-time costs related to E190 transition and pilot contract

Refer to GAAP vs non-GAAP reconciliation in Appendix section

KEY INITIATIVES

GROWTH

- 1Q 2019 capacity focused on higher RASM, higher margin opportunities following recent network reallocation efforts
- Cautious approach to 2019 capacity; continue to expect ASM growth between 5 to 7% in 2019

STRUCTURAL COSTS

- On track to hit 2018-2020 CASM CAGR goal of 0-1% growth
- Achieved $199 million of 2020 run rate savings; focus on sourcing/contracts, productivity improvements and technology

COMMERCIAL

- In 1Q 2019 network reallocations driving $10-12 million revenue benefit; ancillary changes launched in 3Q 2018 driving $12-14 million
- 'Building Blocks' comprising network reallocations and ancillary initiatives expected to add 1-1.5 points to base RASM during 2019

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COMMERCIAL UPDATE & OUTLOOK MARTY ST. GEORGE EVP COMMERCIAL AND PLANNING

FOCUSING CAPACITY ON JETBLUE POINTS OF STRENGTH



ASM YOY GROWTH
9.3%
6.9%
7.5 – 9.5%
5.0 – 7.0%
4Q 2018
2018
1Q 2019E
2019E

NYC
- Recent network reallocations adding frequencies to leisure and VFR markets from New York City airports
- Continuing growth through up-gauging in constrained airports (JFK)

BOS
- Adding breadth and depth to Boston network; growth funded through route and city closures elsewhere in the network
- Similar to NYC, up-gauging leisure markets, including restyled A320s

FLL
- Outperforming system RASM growth for 7th consecutive quarter
- Adding relevance to Focus City with new markets starting in February 2019

MINT / TCON
- Transcon markets remain strong, both Mint and non-Mint
- Better than expected transcon performance on Mint markets from Fort Lauderdale

LATIN
- VFR/leisure demand strong within network in Caribbean region
- Competitive capacity returning to region

Note: dotted lines denote guidance

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UNIT REVENUE: STRONG CLOSE-IN TRENDS CONTINUE RASM YOY GROWTH 0.75 – 3.75% • 4Q RASM as expected, strong close-in demand − 4Q RASM above mid-point of guidance of 1.5-3.5%, ex 2.4% +2 points impact of higher completion factor equal to 0.3 points − Strong close-in demand across network in peak holiday season and continued improvement in trough period (2.0) – 1.0% • 1Q 2019 demand shows carry-through of 4Q trends +0.75 points − Net impact of tougher comp from 1Q18 winter storms equal to 0.75 points − 2019 holiday placement shifts two points of RASM from 1Q to 2Q 4Q 2018 1Q 2019E Net Winter Calendar Clean Impact 1Q 2019E Note: dotted lines denote guidance 77

FINANCIAL UPDATE & OUTLOOK STEVE PRIEST EVP CHIEF FINANCIAL OFFICER

4Q 2018 RESULTS DRIVEN BY STRONG RASM AND COST EXECUTION

RASM

(US$ cents)



12.67
12.98
4Q 2017
4Q 2018

- Strong RASM throughout the quarter, including a 0.3 point headwind from improved completion factor

CASM EX-FUEL*

(US$ cents)



8.58
8.27
4Q 2017
4Q 2018

- YoY growth below lower end of guidance range
- Continued progress driven by Structural Cost Program

PRE TAX MARGIN*



9.7%
10.2%
10.4%
(GAAP)
(Non-GAAP)
4Q 2017
4Q 2018
4Q 2018

- Non-GAAP margin improvement in non-fuel cost; and strong unit revenues
- GAAP margin impacted by one-time costs related to E190 transition and pilot contract

EARNINGS PER SHARE*

(US$ cents)



2.03
0.32
0.55
0.50
(GAAP)
(Non-GAAP)
(GAAP)
(Non-GAAP)
4Q 2017
4Q 2017
4Q 2018
4Q 2018

- 4Q 2018 Non GAAP EPS impacted by improvement in non-fuel cost; and strong unit revenues
- Note A to Earnings Release includes GAAP to Non-GAAP reconciliation for unusual items principally related to the Tax Cuts & Jobs Act signed into law at the end of 2017

*Refer to GAAP vs non-GAAP reconciliation in Appendix section

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UNIT COSTS: EXECUTED ON COSTS IN 2018 2018 UNDERLYING CASM EX-FUEL YOY GROWTH* Guidance as of 1/25/18 Actuals as of 12/31/18 • Underlying 2018 CASM Ex-Fuel better than plan and at 1.5% – 3.5% mid-point of guidance range for 1H and 2H ‒ Achieved expected inflection during 2H 2018 despite 2.5% lower capacity to mitigate impact of higher oil; exited 2018 with negative core CASM ex-fuel run-rate and on 0.0% – 2.0% track to deliver 2019 and 2020 cost guide ‒ Strong progress with Structural Cost Program helped offset impact of more active than normal 2018 winter and 0.5% reductions in 2H capacity to address airspace congestion and higher oil prices 1H 2018E 2H 2018E 1H 2018A 2H 2018A Note: dotted lines denote guidance *CASM ex-fuel, ex-impact of hurricanes Irma & Maria, tax reform bonus paid to crewmembers, impact of pilot contract (effective 8/1/2018) and special items 10

UNIT COSTS: TRACKING TO 2019 GUIDE CASM EX-FUEL YOY GROWTH* • 4Q and 2018 CASM Ex-Fuel better than guidance 1.5 – 3.5% ‒ 4Q below (3.5) to (1.5)% guidance range, including small benefit of improved completion factor to end 2018 and maintenance timing 0.0 – 2.0% ‒ Mitigated CASM ex-fuel headwinds from reduced 1.1% capacity throughout the year • 1Q and full year 2019 cost guidance ‒ 1Q 2019 range between 1.5% to 3.5%, driven by engine maintenance timing and YoY impact of pilot contract ‒ 2019 CASM ex-fuel outlook unchanged ‒ 1Q MM&R per ASM up mid-single digits; 2019 MM&R per ASM expected flattish (3.6%) 4Q 2018 2018 1Q 2019E 2019E Note: dotted lines denote guidance 11 *Refer to GAAP vs non-GAAP reconciliation in Appendix section

UNIT COSTS: TRACKING TO OUR THREE-YEAR PLAN 2018-2020 CASM EX-FUEL YOY GROWTH • 1H-2H 2019 improvement driven by Tech Ops and labor 1.5 – 3.5% ‒ 1H headwind includes recently-signed pilot contract ‒ Timing of engine maintenance impacts quarterly 0.0 – 2.0% progression on CASM ex-fuel • 2019 and 2020 continue progressing towards flat CASM ex-fuel ‒ Run rate savings from Structural Cost Program continue to ramp (1.5) – 0.5% ‒ Additional seats from restyle program benefit unit costs; (2.5) – (0.5)% 1H contribution of 0.5%, 2H contribution of 1.1%* 1H 2019E 2H 2019E 2019E 2020E Note: dotted lines denote guidance *Incremental expected YoY ASM growth contributed by restyled aircraft 12

STRUCTURAL COST PROGRESS CONTINUES SAVINGS CATEGORY PROGRESS KEY MILESTONES OPPORTUNITY Signed contract for heavy maintenance of E190 airframe to anticipated end of life Tech Ops Signed various agreements for supply and maintenance of aircraft parts and components On track to fully execute initiative to mitigate expected increases in salaried payroll Corporate Corporate organizational review to realign support center functions to drive productivity Airport real estate footprint optimization and technology deployment to increase productivity Airports Deployed self-service check-in kiosks in 23 lobbies to date; initiative complete by 1Q 2019 Enhanced online functionality to channel shift Customers to self-service Distribution Signed multi-year contract related to in-flight entertainment systems for new aircraft TOTAL: $250 – $300M 2020 SAVINGS ACHIEVED: $199M *Green shading is category cost savings status in progress or completed 13

ACCRETIVE FLEET GROWTH AND REINVESTMENT CONTINUES FLEET* CAPITAL EXPENDITURES Aircraft Non-Aircraft Guidance as of 1/24/19 253 253 259 35 35 35 $1.5 - $1.7b 28 28 34 $1.2 - $1.4b 130 130 130 1,600 $35m - $45m 60 60 60 $85m - $265m 2018 1Q 2019E 2019E 1Q 2019E 2019E 2020E E190 A320 A321 HD A321 Mint • Four A321 CEOs delivered in 4Q 2018 • No deliveries expected in 1Q 2019; a minimum of six A321 NEO deliveries anticipated in 2019 • A321 NEO delays impacting 2019 order book* 14 *Refer to anticipated aircraft delivery book in Appendix section

BALANCED APPROACH TO CAPITAL ALLOCATION SOURCES / USES OF CASH CAPITAL ALLOCATION FRAMEWORK (US$ millions) General Guidelines SOURCES USES Net share • Maintain investment grade financial metrics 334 repurchases Debt 687 • Balanced approach to growth, reinvestment and capital raise 222 Debt repayments return to shareholders • Support EPS growth via share repurchases CAPEX and Cash from 1,146 other operations 1,209 investments and other Priorities Beginning cash, End cash, • Investments in fleet to support organic growth and equivalents equivalents and short 887 and short improve returns (e.g., cabin restyling, E190 transition and 693 term term lease buy-outs) investments investments • Return-accretive non-aircraft CAPEX to support margin FY 2018 FY 2018 commitments and structural cost savings 1515

2019 GUIDE SUMMARY CAPACITY RASM CASM EX-FUEL* ALL-IN FUEL PRICE 1Q 2019 FY 2019 1Q 2019 FY 2019 1Q 2019 FY 2019 1Q 2019 FY 2019 7.5 – 9.5% 5.0 – 7.0% (2.0) – 1.0% N/A 1.5 – 3.5% 0.0 – 2.0% $2.01 / gal N/A CAPEX AIRCRAFT CAPEX NON-AIRCRAFT OTHER INCOME / (EXPENSE) JTP / JTV (EXPENSES) 1Q 2019 FY 2019 1Q 2019 FY 2019 1Q 2019 FY 2019 1Q 2019 FY 2019 $85 - 265m $1.05b – 1.2b $35 – 45m $150 – 200m ($20) – (25)m ($85) – (95)m ($11) – (15)m ($45) – (55)m 16 *Refer to GAAP vs non-GAAP reconciliation in Appendix section

APPENDIX A: 4Q 2018 FINANCIAL RESULTS US$ Millions 4Q 2018 4Q 2017 Var % Total Operating Revenues 1,968 1,758 12.0 Aircraft fuel and related taxes 476 368 29.4 Salaries, wages and benefits 543 490 10.9 Landing fees and other rents 97 96 0.7 Depreciation and amortization 129 119 8.2 Aircraft rent 28 25 11.7 Sales and marketing 79 73 8.8 Maintenance, materials and repairs 128 155 (17.6) Other operating expenses 263 242 8.4 Special items 4 - - Operating Income 221 190 16.5 Other Income (Expense) (21) (19) 9.2 Income before taxes 200 171 17.3 Income tax expense (benefit) 31 (483) (100+) *Adjusted for unusual NET INCOME items. Refer to GAAP vs 169 654 (74.1) non-GAAP reconciliation in Pre-Tax Margin 10.2% 9.7% 0.5 pts Appendix section Earnings per Share (EPS) $0.55 $2.03 Pre-Tax Margin* 10.4% 9.7% 0.7 pts Earnings per Share (EPS)* $0.50 $0.32 18

APPENDIX B: OTHER NON-AIRLINE OPERATING EXPENSES (JBTP/JTV EXPENSES, $m) $45 – $55 $44 $35 $11 – $15 $12 $12 $9 $11 $11 – $15 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019E 2017 2018 2019E 19

APPENDIX C: ANTICIPATED DELIVERY SCHEDULE CURRENT AIRBUS ORDERS A220 A321 NEO Total 2019 - 13* 13 2020 1 15 16 2021 6 16 22 2022 8 15 23 2023 19 14 33 2024 22 12 34 2025 4 - 4 Total 60 85 145 Delivery schedule as of January 24th, 2019 * The above represents the current delivery schedule set forth in our Airbus order book. However, we note that due to delays to the Airbus NEO program, our capacity guidance and capital expenditure assumptions assume delivery of a minimum of six NEO aircraft in 2019. 20

APPENDIX D: RELEVANT JETBLUE MATERIALS www.investor.jetblue.com/investor-relations DOCUMENT LOCATION Investor Presentations http://blueir.investproductions.com/investor-relations/events-and-presentations/presentations Earnings Releases http://blueir.investproductions.com/investor-relations/financial-information/quarterly-results Annual Reports http://blueir.investproductions.com/investor-relations/financial-information/reports/annual-reports SEC Filings http://blueir.investproductions.com/investor-relations/financial-information/sec-filings Proxy Statements http://blueir.investproductions.com/investor-relations/financial-information/reports/proxy-statements Investor Updates http://blueir.investproductions.com/investor-relations/financial-information/investor-updates Traffic Reports http://blueir.investproductions.com/investor-relations/financial-information/traffic-releases ESG Reports* http://blueir.investproductions.com/investor-relations/financial-information/reports/sustainable-accounting-standards-board-reports * Environmental, Social, and Governance Reports 21

APPENDIX E: NOTE ON NON-GAAP FINANCIAL MEASURES Note A within our quarterly earnings release (provided in our Current Report on Form 8-K furnished to the Securities and Exchange Commission on January 24, 2019) provides a reconciliation of non-GAAP financial measures used in this presentation and provides the reasons management uses those measures. 22